Income Tax Expense - Current and Non-Current Components of Net Deferred Tax Assets (Liabilities) (Detail) - USD ($) $ in Thousands	Dec. 27, 2014	Dec. 28, 2013
Deferred tax assets:
Current	$ 1,408	$ 833
Non-current	4,456	3,990
Net deferred tax asset	5,864	4,823
Deferred tax liabilities:
Current	0	0
Non-current	(19,706)	(20,195)
Net deferred tax liability	(19,706)	(20,195)
Net deferred tax asset/(liability)	$ (13,842)	$ (15,372)